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                                                                   EXHIBIT 10.78

                            ASSIGNMENT OF INTEREST
                                     UNDER
                               LETTER AGREEMENT
                                     WITH
                           STMICROELECTRONICS, INC.


          THIS ASSIGNMENT OF INTEREST UNDER LETTER AGREEMENT WITH
STMICROELECTRONICS, INC. ("Assignment"), is entered into effective as of April 21, 1999 ("Effective Date"), between FI Financial, LLC ("FIF"), and the party whose name appears below, which party is referred to herein as the "Assignee":


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                           PRINT NAME OF "ASSIGNEE"

          Unless otherwise defined herein, all capitalized terms appearing in this Assignment shall have the meanings defined for such terms in the letter agreement dated April 14, 1999, entered into between FIF, STMicroelectronics, Inc. ("ST"), and Microelectronic Packaging, Inc. ("MPI") ("Letter Agreement").

          Pursuant to the Letter Agreement, FIF and ST have opened an escrow with Mission Valley Escrow ("Escrow Account"), and FIF has deposited into the Escrow Account the amount of Five Hundred Thousand Dollars ($500,000.00).

          Pursuant to this Assignment, Assignee desires to acquire from FIF an interest in the Escrow Account, and a corresponding interest under the Letter Agreement, all in accordance with the provisions of this Assignment.

          FOR VALUE RECEIVED, FIF hereby assigns and transfers to Assignee, and Assignee hereby accepts from FIF, an interest in the Escrow Account ("Assigned Interest") in the dollar amount appearing below, which dollar amount is referred to herein as the "Escrow Reimbursement":


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           PRINT APPLICABLE DOLLAR AMOUNT FOR "ESCROW REIMBURSEMENT"

          In exchange for receiving the Assigned Interest, Assignee hereby directs Ross, Dixon & Bell, LLP ("RDB") to withdraw the amount of the Escrow Reimbursement from RDB's Client Trust Account, which amount was received by RDB from Assignee for the purpose of acquiring the Assigned Interest, and immediately pay the amount of the Escrow Reimbursement to FIF or its assignee, which assignee may be designated by James T. Waring.
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          By executing this Assignment where indicated below, Assignee confirms that Assignee has acquired the Assigned Interest in exchange for the Escrow Reimbursement, and FIF confirms that FIF has in fact assigned and transferred the Assigned Interest to Assignee, which shall be deemed to be a portion of the Escrow Account in an amount equal to the Escrow Reimbursement.

          Furthermore, by executing this Assignment where indicated below, Assignee hereby authorizes FIF to act as the agent for Assignee in connection with all matters pertaining to the Escrow Account, subject to the limitation that Assignee's portion of the Escrow Account in an amount equal to the Escrow Reimbursement ("Assignee's Balance") shall be withdrawn from the Escrow Account only for the following purposes ("Authorized Purposes"): (a) to pay the amount of Assignee's Balance to ST pursuant to the terms and conditions of the Letter Agreement, but only after Assignee has executed and delivered to MPI a counterpart copy of the Debt Conversion and Mutual Settlement and Release Agreement and the other agreements related thereto, that pertain to the shares of MPI's Series A Preferred Stock that are being acquired by Assignee in exchange for Assignee's Balance ("ST Transaction"); or (b) in the event the ST Transaction for any reason is not completed on or before June 30, 1999 (or such later date as may be agreed upon in writing by Assignee), to pay the amount of Assignee's Balance to Assignee upon the closing of the Escrow Account.

          Assignee agrees that FIF has consented to act as agent for Assignee in connection with the Escrow Account solely for the convenience of Assignee, and that FIF shall not have any liabilities or obligations of any kind to Assignee in connection with the Escrow Account, unless and only unless FIF authorizes Assignee's Balance to be withdrawn from the Escrow Account for any reason other than the Authorized Purposes, without Assignee's written approval.

          Assignee agrees that all of the funds on deposit in the Escrow Account are being invested at a nominal rate of interest roughly equivalent to the rate of interest generally paid by national banks on funds deposited in passbook savings accounts, and that for the convenience of the parties, FIF shall be entitled to collect and retain all of the interest earned on the funds deposited in the Escrow Account. FIF expects the amount of such interest to be minor and nominal, and Assignee agrees that the amount of such interest will not be material to Assignee under the circumstances and should be paid to FIF for the convenience of the parties.

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the Effective Date.


FI FINANCIAL, LLC                       ASSIGNEE


By:________________________________     ____________________________________
   James T. Waring, Manager             Signature


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                                        Print Name

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